Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 31, 2015, is entered into by and between Golden Entertainment, Inc., a Minnesota corporation (the “Company”) and The Blake L. Sartini and Delise F. Sartini Family Trust (the “Stockholder”).

WHEREAS, the Company, LG Acquisition Corporation, a Nevada corporation and a wholly owned subsidiary of the Company, Sartini Gaming, Inc., a Nevada corporation and the Stockholder have entered into that certain Agreement and Plan of Merger, dated as of January 25, 2015 (as the same may be amended or supplemented from time to time, the “Merger Agreement”), pursuant to which on the date hereof LG Acquisition Corporation merged with and into Sartini Gaming, Inc.;

WHEREAS, as more fully described in the Merger Agreement, at the Effective Time, outstanding shares of Sartini Gaming, Inc.’s capital stock are being converted into the right to receive shares of common stock, $0.01 par value per share, of the Company (the “Shares”), on the terms and conditions set forth in the Merger Agreement; and

WHEREAS, the Company desires to enter into this Agreement with the Stockholder in order to grant the Stockholder the registration rights contained herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.     Definitions. For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them as set forth below, or if not set forth below, as set forth in the Merger Agreement:

“Agreement” shall have the meaning set forth in the preamble hereto.

“Company” shall have the meaning set forth in the preamble hereto.

“Company Standstill Period” shall have the meaning set forth in Section 5(a).

“Demand Registration” shall have the meaning set forth in Section 3(a).

“Demand Request” shall have the meaning set forth in Section 3(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law) and the rules and regulations thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Loss” shall have the meaning set forth in Section 7(a).

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“Merger Agreement” shall have the meaning set forth in the recitals hereto.

“Material Disclosure Event” means, as of any date of determination, any pending or imminent event relating to the Company or any of its subsidiaries, which, in the good faith determination of the Company, (i) requires disclosure of material, non-public information relating to such event in any registration statement or related prospectus (including documents incorporated by reference therein) so that such registration statement would not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, (ii) is otherwise not required to be publicly disclosed at that time (e.g., on Forms 10-K, 8-K, or 10-Q) under applicable federal or state securities laws and (iii) if publicly disclosed at the time of such event, could reasonably be expected to have a material adverse effect on the business, financial condition or prospects of the Company and its subsidiaries or would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or similar transaction, or negotiations with respect thereto.

“Minnesota Court” shall have the meaning set forth in Section 9(c).

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Piggyback Registration” shall have the meaning set forth in Section 4(a).

“Registrable Securities” shall mean the Shares acquired by the Stockholder pursuant to the Merger Agreement (whether on or after the date hereof) as well as any of the Company’s securities which may be issued or distributed by way of stock split, dividend, recapitalization or reclassification in respect of such Shares; provided, however, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement; (ii) such Registrable Securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act in a transaction where the restrictive legend is removed from such Shares; or (iii) such Registrable Securities have ceased to be outstanding.

“Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including registration, qualification, listing and filing fees (including, without limitation, all SEC and FINRA filing fees and NASDAQ listing fees), printing expenses, transfer agent’s and registrar’s fees and expenses, fees and disbursements of counsel for the Company and all accountants and other persons retained by the Company, and blue sky (and other securities laws) fees and expenses associated with any registration statement, as well as all internal fees and expenses of the Company, but shall not include any Selling Expenses.

“SEC” shall mean the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any successor corresponding provision of succeeding law), and the rules and regulations thereunder.

“Selling Expenses” shall mean all underwriting discounts, selling commissions, stock transfer taxes, fees and disbursements of counsel for the Stockholder, and other selling expenses associated with effecting any sales of Registrable Securities under any registration statement which do not constitute Registration Expenses.

“Shares” shall have the meaning set forth in the recitals hereto.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a).

“Stockholder” shall have the meaning set forth in the preamble hereto.

“Suspension Notice” shall have the meaning set forth in Section 5(b).

“Suspension Period” shall have the meaning set forth in Section 5(b).

Section 2.     Shelf Registration.

(a)     Shelf Registrations. The Company agrees to use commercially reasonable efforts to prepare and file with the SEC, within 60 days following the request of the Stockholder with respect to any Registrable Securities, one or more registration statements under the Securities Act for the offer and sale from time to time on a continuous or delayed basis of such Registrable Securities (each, a “Shelf Registration Statement”). The Company shall file each such Shelf Registration Statement on Form S-3 or, if the Company or the offering of such Registrable Securities does not satisfy the requirements for use of such form, such other form as may be appropriate; provided, that if any such Shelf Registration Statement is not filed on Form S-3, the Company shall, promptly upon meeting the requirements for use of such form, file an appropriate amendment to such Shelf Registration Statement to convert it to Form S-3. Subject to the provisions contained in this Section 2 and in Sections 5(b) and 5(c) hereof, the Company shall use commercially reasonable efforts to cause each such Shelf Registration Statement to be declared effective by the SEC or to otherwise become effective as soon as practicable after the filing thereof.

(b)     Limitations. Notwithstanding the foregoing, subject to the Company’s compliance with its obligations under Section 4 hereof, (x) the Company shall not be obligated to take any action to effect a Shelf Registration Statement during the period commencing with the Company’s issuance of a notice of a proposed registration of an underwritten offering of equity securities (or the filing of an initial prospectus supplement to a registration statement for an underwritten offering of equity securities) of the Company for its own account (except pursuant to registrations on Form S-4 or any successor form, or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) to the Stockholder pursuant to Section 4(a) hereof, continuing while the Company uses reasonable best efforts to pursue such registered underwritten offering, and ending upon the earliest to occur of: (i) 60 days immediately following the Company’s issuance of the notice of such proposed registered underwritten offering pursuant to Section 4(a) hereof, unless, within such 60-day period, the Company shall have filed the registration statement or prospectus supplement for such proposed underwritten offering, or shall have issued a press release disclosing such proposed underwritten offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Stockholder to sell its Registrable Securities then registered pursuant to the Shelf Registration Statement; (ii) the abandonment, cessation or withdrawal of such proposed registered underwritten offering; or (iii) 90 days immediately following the effective date of the registration statement or amendment to registration statement pertaining to such underwritten offering or, if applicable, 90 days immediately following the date of the final prospectus supplement to a registration statement pertaining to such underwritten offering; and (y) subject to Section 5(c), the Company will not be obligated to take any action to effect any amendment to the Shelf Registration Statement during the period commencing on the effective date of a registration statement or amendment to registration statement for an underwritten offering of equity securities (or the filing of the final prospectus supplement to a registration statement for an underwritten offering of equity securities) of the Company for its own account (except pursuant to registrations on Form S-4 or any successor form, or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) and ending 90 days immediately following the effective date of the registration statement or amendment to registration statement pertaining to such underwritten offering or, if applicable, 90 days immediately following the date of the final prospectus supplement to a registration statement pertaining to such underwritten offering. If the Company issues a notice of a proposed underwritten public offering of equity securities of the Company for its own account pursuant to Section 4(a) hereof and subsequently abandons, ceases or withdraws such offering, the Company will not issue a notice of a subsequent proposed registered underwritten offering of equity securities of the Company for its own account pursuant to Section 4(a) hereof during any period in which a registration request pursuant to Section 2(a) is outstanding unless and until such amendment to the Shelf Registration Statement or such Shelf Registration Statement is first declared effective by the SEC or otherwise becomes effective.

(c)     Required Shelf Registration Period and Procedures. The Company shall (i) cause each such Shelf Registration Statement to include a resale prospectus intended to permit the Stockholder to sell, at the Stockholder’s election, all or part of the Registrable Securities held by the Stockholder without restriction, (ii) use its reasonable efforts to prepare and file with the SEC such supplements, amendments and post-effective amendments to each such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective (subject to any Suspension Period(s) referred to below) for so long as the securities registered thereunder constitute Registrable Securities, and (iii) use its reasonable efforts to cause the resale prospectus to be supplemented by any required prospectus supplement (subject to any Suspension Period(s) referred to below).

Section 3.     Demand Registration Rights.

(a)     Request for Registration. Subject to the provisions contained in this Section 3(a) and in Sections 4(b), 5(b) and 5(c) hereof, the Stockholder may, from time to time, request in writing (a “Demand Request”) that the Company effect the registration under the Securities Act of a specified number of Registrable Securities held by the Stockholder (a “Demand Registration”); provided, however, that the Company will in no event be required to effect more than one Demand Registration in any 12-month period or more than three Demand Registrations in total. Subject to the provisions contained in this Section 3 and in Sections 5(b) and 5(c) hereof: (x) upon receipt of a Demand Request, the Company will cause to be included in a registration statement on an appropriate form under the Securities Act, filed with the SEC as promptly as practicable but in any event not later than 60 days after receiving a Demand Request, such Registrable Securities as may be requested by the Stockholder in its Demand Request, and (y) the Company shall use commercially reasonable efforts to cause any such registration statement to be declared effective by the SEC or to otherwise become effective as soon as practicable after the filing thereof.

(b)     Limitations. Notwithstanding the foregoing, subject to the Company’s compliance with its obligations under Section 4 hereof, (x) the Company shall not be obligated to take any action to effect any Demand Registration during the period commencing with the Company’s issuance of a notice of a proposed registration of an underwritten offering of equity securities (or the filing of an initial prospectus supplement to a registration statement for an underwritten offering of equity securities) of the Company for its own account (except pursuant to registrations on Form S-4 or any successor form, or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) to the Stockholder pursuant to Section 4(a) hereof, continuing while the Company uses reasonable best efforts to pursue such registered underwritten offering, and ending upon the earliest to occur of: (i) 60 days immediately following the Company’s issuance of the notice of such proposed registered underwritten offering pursuant to Section 4(a) hereof, unless, within such 60-day period, the Company shall have filed the registration statement or prospectus supplement for such proposed underwritten offering, or shall have issued a press release disclosing such proposed underwritten offering pursuant to Rule 135 (or its successor) promulgated under the Securities Act thereby enabling the Stockholder to sell its Registrable Securities then registered pursuant to the Demand Registration; (ii) the abandonment, cessation or withdrawal of such proposed registered underwritten offering; or (iii) 90 days immediately following the effective date of the registration statement or amendment to registration statement pertaining to such underwritten offering or, if applicable, 90 days immediately following the date of the final prospectus supplement to a registration statement pertaining to such underwritten offering; and (y) the Company shall not be obligated to effect any Demand Registration for any Registrable Securities if a Shelf Registration Statement is then effective, and such Shelf Registration Statement may be utilized by the Stockholder for the offering and sale of all Registrable Securities then held by the Stockholder without a requirement under SEC rules and regulations for a post-effective amendment thereto.

(c)     Effective Registration. A registration will not count as a Demand Registration for purposes of Section 3(a) unless the related registration statement has been declared effective and has remained effective until such time as all of such Registrable Securities covered thereby have been disposed of in accordance with the intended methods of disposition by the Stockholder (but in no event for a period of more than 180 days after such registration statement becomes effective not including any Suspension Period); it being understood that if, after it has become effective, an offering of Registrable Securities pursuant to a registration statement is terminated by any stop order, injunction, or other order of the SEC or other governmental agency or court, such registration pursuant thereto will be deemed not to have been effected and will not count as a Demand Registration for purposes of Section 3(a).

(d)     Selection of Underwriters. With respect to any offering of Registrable Securities pursuant to a Demand Registration in the form of an underwritten offering, the Company shall select an investment banking firm of national standing to be the managing underwriter for the offering, which firm shall be reasonably acceptable to the Stockholder.

(e)     Priority on Demand Registrations. With respect to any offering of Registrable Securities pursuant to a Demand Registration in the form of an underwritten offering, no securities to be sold for the account of any Person (including the Company) other than the Stockholder shall be included in a Demand Registration unless the managing underwriter advises the Stockholder in writing that the inclusion of such securities is not anticipated to have an adverse effect on the price or success of such offering.

(f)     Cancellation of Registration. The Stockholder shall have the right to cancel a proposed Demand Registration of Registrable Securities pursuant to this Section 3 when the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Stockholder at the time of the Demand Request. Such cancellation of a registration shall not be counted as a Demand Registration for purposes of Section 3(a).

Section 4.     Piggyback Registration Rights.

(a)     Right to Piggyback. If the Company (i) proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities (except pursuant to registrations on Form S-4 or any successor form, or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act or (ii) proposes to file an initial prospectus supplement to a registration statement with respect to an offering of its common stock on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall give written notice of such proposed filing to the Stockholder not less than 21 days before the anticipated filing date, describing in reasonable detail the proposed offering (including the number and class of securities proposed to be offered, the proposed date of filing of such registration statement or prospectus supplement, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the facing page of such registration statement or prospectus supplement), and offering the Stockholder the opportunity to register and offer such number of Registrable Securities of the same class as those being offered by the Company as the Stockholder may request. Upon the written request of the Stockholder, received by the Company no later than 10 days after receipt by the Stockholder of the notice sent by the Company, to register and offer, on the same terms and conditions as the securities otherwise being sold pursuant to such registration statement or prospectus supplement, any of the Stockholder’s Registrable Securities of the same class as those being offered (which request shall state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition), the Company will use its reasonable efforts to cause such Registrable Securities as to which registration shall have been so requested to be included in the registration statement or prospectus supplement proposed to be filed by the Company on the same terms and conditions as the securities otherwise being sold pursuant to such registration statement or prospectus supplement (a “Piggyback Registration”); provided, however, that, notwithstanding the foregoing, the Company may at any time, in its sole discretion, without the consent of the Stockholder, delay or abandon the proposed offering in which the Stockholder had requested to participate pursuant to this Section 4(a) or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related registration statement or prospectus supplement or other governmental approvals, registrations or qualifications. In such event, the Company shall so notify the Stockholder and the Company shall incur no liability for its failure to complete any such offering.

(b)     Priority on Primary Registrations.

(i)     If a Piggyback Registration is initiated as an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company that in its reasonable opinion the number of equity securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on the price or success of the offering, then the Company shall include in such registration statement or prospectus supplement the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated (i) first, to the equity securities the Company proposes to sell, (ii) second, to the Stockholder and to any Warrantholder with piggyback registration rights entitling it to include shares of Company common stock received pursuant to the Warrant Purchase Agreement in such registration, pro rata among such holders on the basis of the percentage of the shares requested to be registered by them or on such basis as such holders may agree among themselves and the Company, and (iii) third, among other security holders of the Company, pro rata among such holder(s) on the basis of the percentage of the then outstanding shares requested to be registered by them or on such basis as such holder(s) may agree among themselves and the Company.

(ii)     Subject to the Company’s compliance with its obligations under this Section 4, if after a Demand Request by the Stockholder pursuant to Section 3(a) hereof, the Company initiates a proposal to register an underwritten offering of equity securities (or to file an initial prospectus supplement to a registration statement for an underwritten offering of equity securities) for its own account pursuant to this Section 4 and the Stockholder will be afforded the right (whether or not exercised by the Stockholder) to include Registrable Securities in such underwritten offering in accordance with and subject to the provisions of this Section 4, then the proposed offering for the account of the Company pursuant to this Section 4 shall be given priority over such Demand Request in all respects.

(c)     Priority on Secondary Registrations. If a Piggyback Registration is initiated as a secondary underwritten registration on behalf of any holders of the Company’s securities other than the Stockholder, and the managing underwriter advises the Company that in its reasonable opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on the price or success of the offering, then the Company shall include in such registration statement or prospectus supplement the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated (i) first, to the securities requested to be included therein by the holder(s) requesting such registration to the extent such holder(s) have priority registration rights in effect on the date hereof, (ii) second, to the Stockholder and to any Warrantholder with piggyback registration rights entitling it to include shares of Company common stock received pursuant to the Warrant Purchase Agreement in such registration, pro rata among such holders on the basis of the percentage of the shares requested to be registered by them or on such basis as such holders may agree among themselves and the Company, and (iii) third, among the Company and other security holders of the Company, pro rata among such holder(s) and the Company on the basis of the percentage of the shares requested to be registered by them or on such basis as such holder(s) may agree among themselves and the Company.

(d)     Withdrawal. Stockholder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement or prospectus supplement pursuant to this Section 4 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such offering and (ii) such withdrawal shall be irrevocable.

(e)     Underwritten Offerings. In connection with the exercise of any registration rights granted to the Stockholder pursuant to this Section 4, if the offering is to be effected by means of an underwritten offering, the Company may condition participation in such offering on the Stockholder entering into an underwriting agreement in customary form and acting in accordance with the terms and conditions thereof.

Section 5.     Standstill and Suspension Periods.

(a)     Company Standstill Period. In the event of an underwritten public offering of Registrable Securities on a firm commitment basis pursuant to Section 3(a) hereof, the Company agrees not to, without the prior written consent of the managing underwriter, offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities (except securities that may be held by the Company for its own account under the relevant registration statement) that are the same as, or similar to, the Registrable Securities, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities (except pursuant to registrations on Form S-4 or any successor form, or otherwise in connection with the acquisition of a business or assets of a business, a merger, or an exchange offer for the securities of the issuer or another entity, or pursuant to a Company dividend reinvestment plan, or for issuances of securities pursuant to the conversion, exchange or exercise of then-outstanding convertible or exchangeable securities, options, rights or warrants, or pursuant to registrations on Form S-8 or any successor form or otherwise relating solely to securities offered pursuant to any benefit plan), during the period commencing 15 days prior to the effective date of the registration statement relating to such Registrable Securities (to the extent timely notified in writing by the Stockholder or the managing underwriter of such distribution) and ending on the 90th day after such effective date (the “Company Standstill Period”).

(b)     Suspension Period. The Company may, by notice in writing to the Stockholder, postpone the filing or effectiveness of any Shelf Registration Statement or any other registration requested pursuant to this Agreement (including any post-effective amendments thereto), or otherwise suspend the Demand Registration rights of the Stockholder and/or require the Stockholder to suspend use of any resale prospectus included in any Shelf Registration Statement for any period of time determined by the Company if there shall occur a Material Disclosure Event (such period, a “Suspension Period”). Notwithstanding anything herein to the contrary, the Company shall not be entitled to more than four Suspension Periods, which Suspension Periods shall have durations of not more than 30 days each (but may at the Company’s determination run consecutively for not more than 90 days in the aggregate for a given Material Disclosure Event), during any consecutive 12 month period; provided, however, that if the Company deems in good faith that it is necessary to file a post-effective amendment to a Shelf Registration Statement in order to comply with Section 2 hereof, then such period of time from the date of filing of such post-effective amendment until the date on which such Shelf Registration Statement is declared effective by the SEC or otherwise becomes effective shall not be treated as a Suspension Period and the Company shall use its reasonable best efforts to cause such post-effective amendment to be declared effective or otherwise become effective as promptly as possible. The Stockholder agrees that, upon receipt of notice from the Company of the occurrence of a Material Disclosure Event (a “Suspension Notice”), the Stockholder will forthwith discontinue any disposition of Registrable Securities pursuant to any Shelf Registration Statement or any public sale or distribution, including pursuant to Rule 144, until the earlier of (i) the expiration of the Suspension Period and (ii) the Stockholder’s receipt of a notice from the Company to the effect that such suspension has terminated. Any Suspension Notice shall be accompanied by a certificate of the Chief Executive Officer, Chief Financial Officer, President or any Vice President of the Company confirming the existence of the Material Disclosure Event. If so directed by the Company, the Stockholder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Stockholder’s possession, of the most recent prospectus(es) covering such Registrable Securities at the time of receipt of such Suspension Notice. The Company covenants and agrees that it will not deliver a Suspension Notice with respect to a Suspension Period unless the Company’s employees, officers and directors are also prohibited by the Company for the duration of such Suspension Period from effecting any public sales of shares of the Company’s common stock beneficially owned by them. In the event of a Suspension Notice, the Company shall, promptly after such time as the related Material Disclosure Event no longer exists, provide notice to the Stockholder that the Suspension Period has ended, and take any and all actions necessary or desirable to give effect to the Stockholder’s rights under this Agreement that may have been affected by such notice, including the Stockholder’s Demand Registration rights and rights with respect to a Shelf Registration Statement.

(c)     Stockholder Standstill Period. The Stockholder agrees to enter into a customary lock-up agreement with the managing underwriter for any underwritten offering of the Company’s equity securities for its own account, containing terms reasonably acceptable to such managing underwriter and the Stockholder, covering the period commencing 15 days prior to the effective date of any registration statement or amendment to registration statement pertaining to such underwritten offering or, if applicable, 15 days prior to the date of the final prospectus supplement to a registration statement pertaining to such underwritten offering, and ending on the 90th day after such effective date or final prospectus supplement date (or such shorter period as shall have been agreed to by the Company’s executive officers and directors in their respective lock-up agreements); provided, however, that the obligations of the Stockholder under this Section 5(c) shall apply only if: (i) the Stockholder will be afforded the right (whether or not exercised by the Stockholder) to include Registrable Securities in such underwritten offering in accordance with and subject to the provisions of Section 4 hereof; (ii) each of the Company’s executive officers and directors (other than Blake Sartini) enter into lock-up agreements with such managing underwriter, which agreements shall not contain terms more favorable to such executive officers or directors than those contained in the lock-up agreement entered into by the Stockholder; and (iii) the aggregate restriction periods in the Stockholder’s lock-up agreements entered into pursuant to this Section 5(c) shall not exceed an aggregate of 180 days during any 365-day period.

Section 6.     Registration Procedures.

(a)     In connection with the filing of any registration statement pursuant to this Agreement, the Company shall use commercially reasonable efforts to, as promptly as reasonably practicable:

(i)     prepare and file with the SEC the requisite registration statement (including a prospectus therein and any supplement thereto) to effect such registration and use commercially reasonable efforts to cause such registration statement to become effective, and before filing such registration statement or any amendments or supplements thereto, provide to the Stockholder copies of all such documents proposed to be filed or furnished and the Stockholder shall have a reasonable opportunity to review and comment thereon, and the Company will make such changes and additions thereto as may reasonably be requested in writing by the Stockholder to the extent that such changes are required, in the reasonable judgment of the Company’s counsel, by the Securities Act;

(ii)     prepare and file with the SEC (subject to the review and comment provisions set forth in Section 6(a)(i) above) such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period in which such registration statement is required to be kept effective;

(iii)     furnish to the Stockholder, at the Company’s expense, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits other than those which are being incorporated into such registration statement by reference and that are publicly available), such number of copies of the prospectus contained in such registration statement and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, as the Stockholder may reasonably request;

(iv)     register or qualify all Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as the Stockholder may reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign company or to register as a broker or dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), or to consent to general service of process in any such jurisdiction, or to subject itself to any material tax obligation in any such jurisdiction where it is not then so subject;

(v)     promptly notify the Stockholder at any time when the Company becomes aware that a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus or prospectus supplement included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare and furnish to the Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus or prospectus supplement as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus or prospectus supplement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, provided, however, that with respect to Registrable Securities registered pursuant to such registration statement, the Stockholder agrees that it will not enter into any transaction for the sale of any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company’s notice that the Company is preparing such supplement to or such amendment of such prospectus or prospectus supplement and until the filing and effectiveness thereof;

(vi)     provide a transfer agent and registrar for all Registrable Securities covered by such registration statement (which transfer agent and registrar shall, at the Company’s option, be the Company’s existing transfer agent and registrar) not later than the effective date of such registration statement;

(vii)     cause all Registrable Securities covered by such registration statement to be listed on any securities exchange on which any such class of securities is then listed;

(viii)     advise the Stockholder and any managing underwriter(s), promptly after it shall receive notice or obtain knowledge thereof, of (A) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose, (B) the suspension of the registration or qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction and (C) the removal of any such stop order or proceeding or the lifting of any such suspension;

(ix)     use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement, or the lifting of any suspension of the registration or qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, as soon as reasonably practicable;

(x)     in the case of an underwritten offering, make available for inspection by the Stockholder and any managing underwriter(s), and any attorney, accountant or other agent retained by the Stockholder or such underwriters, at reasonable times and in a reasonable manner, all pertinent financial and other records, corporate documents and properties of the Company and its subsidiaries, and cause the Company’s officers, directors and employees to supply all information reasonably requested by the Stockholder or any such underwriter, attorney, accountant or agent, in each case as shall be reasonably necessary to enable them to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act in connection with such registration statement; provided that the foregoing investigation and information gathering shall be coordinated on behalf of such parties by one firm of counsel designated by and on behalf of such parties;

(xi)     reasonably cooperate with the Stockholder and any managing underwriter(s) participating in the disposition of such Registrable Securities and with underwriters’ counsel in connection with any filings required to be made with FINRA, if any;

(xii)     in the case of an underwritten offering, (A) enter into such customary agreements (including an underwriting agreement in customary form), (B) take all such other actions as the managing underwriter(s) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, causing senior management and other personnel of the Company to reasonably cooperate with the Stockholder and the underwriter(s) in connection with performing due diligence) and (C) use commercially reasonable efforts to cause its counsel to issue opinions of counsel addressed and delivered to the underwriter(s) in form, substance and scope as are customary in underwritten offerings, subject to customary limitations, assumptions and exclusions; and

(xiii)     if requested by the managing underwriter(s) of an underwritten offering, use commercially reasonable efforts to cause to be delivered, upon the pricing of any underwritten offering, and at the time of closing of a sale of Registrable Securities pursuant thereto, “comfort” letters from the Company’s independent registered public accountants addressed to the underwriter(s) stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by “comfort” letters of the independent registered public accountants delivered in connection with primary underwritten public offerings.

(b)     The Stockholder agrees:

(i)     that it shall furnish to the Company such information regarding the Stockholder and the plan and method of distribution of Registrable Securities intended by the Stockholder (A) as the Company may, from time to time, reasonably request in writing and (B) as shall be required by law or by the SEC in connection therewith;

(ii)     that information obtained by it or any managing underwriter(s), and any attorney, accountant or other agent retained by the Stockholder or such underwriters, shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public;

(iii)     in the case of an underwritten offering of Registrable Securities pursuant to this Agreement, if requested by the managing underwriter, to enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by the Stockholder and such other terms and provisions as are customarily contained in such underwriting agreements, including customary indemnity and contribution provisions and “lock-up” obligations substantially similar to Section 5(c) hereof; and

(iv)     by acquisition of the Registrable Securities that (i) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(v), the Stockholder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(v); (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in clause (A) of Section 6(a)(viii), the Stockholder shall discontinue its disposition of Registrable Securities pursuant to such registration statement until the Stockholder’s receipt of the notice described in clause (C) of Section 6(a)(viii); and (iii) upon receipt of any notice from the Company of the happening of any event of the kind described in clause (B) of Section 6(a)(viii), the Stockholder shall discontinue its disposition of Registrable Securities pursuant to such registration statement in the applicable state jurisdiction(s) until the Stockholder’s receipt of the notice described in clause (C) of Section 6(a)(viii). The length of time that any registration statement is required to remain effective shall be extended by any period of time that such registration statement is unavailable for use pursuant to this paragraph.

Section 7.     Indemnification.

(a)     Indemnification by the Company. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, the Company agrees to indemnify and hold harmless the Stockholder, its settlors, trustees, beneficiaries, partners, officers, directors, employees, advisors, representatives and agents, and each Person, if any, who controls the Stockholder within the meaning of the Securities Act or the Exchange Act, against any losses, liabilities, claims, damages and expenses (including, without limitation, reasonable attorneys’ fees and expenses and reasonable costs of investigation) (collectively, “Losses”) to which the Stockholder or any such indemnitees may become subject under the Securities Act or otherwise, insofar as such Losses (or related actions or proceedings) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered and sold under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about the Stockholder which is furnished to the Company by the Stockholder specifically for use in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; and provided, further, that the Company shall not be liable to the Stockholder or any other Person who controls the Stockholder within the meaning of the Securities Act or the Exchange Act in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of such Indemnified Person’s failure to send or give a copy of the final, amended or supplemented prospectus at or prior to the time of sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement.

(b)     Indemnification by the Stockholder. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, the Stockholder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Company, its officers, directors, employees, advisors, representatives and agents, and each other Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to which the Company or any such indemnitees may become subject under the Securities Act or otherwise, insofar as such Losses (or related actions or proceedings) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered and sold under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about the Stockholder furnished to the Company by the Stockholder specifically for use in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the Stockholder shall not be liable for any amounts in excess of the net proceeds (after deducting the underwriter's discount but before deducting expenses) received by the Stockholder from sales of Registrable Securities pursuant to such registration statement.

(c)     Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, the indemnifying party shall be entitled to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the indemnifying party has agreed to pay such fees or expenses or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (A) such settlement or compromise contains a full and unconditional release of the indemnified party or (B) the indemnified party otherwise consents in writing (which consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will be obligated to pay the reasonable fees and expenses of not more than one counsel (plus local counsel to the extent reasonably necessary to defend against such claim) for all parties indemnified by such indemnifying party with respect to such claim.

The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of securities.

(d)     Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, and the relative benefits received by the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section, the Stockholder shall not be required to contribute an amount greater than the net proceeds (after deducting the underwriter's discount but before deducting expenses) received by the Stockholder from sales of Registrable Securities pursuant to the registration statement to which the claims relate.

Section 8.     Covenants Relating To Rule 144. With a view to making available to the Stockholder the benefits of Rule 144 and any other similar rule or regulation of the SEC that may at any time permit the Stockholder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company covenants that for so long as it is subject to Section 13 or 15(d) of the Exchange Act, it shall use its reasonable efforts to file in a timely manner all reports required to be filed by it under the Exchange Act, and that it shall comply with the requirements of Rule 144(c), as it may be amended from time to time (or any similar rule or regulation hereafter adopted by the SEC), regarding the availability of current public information to the extent required to enable the Stockholder to sell Registrable Securities without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the request of the Stockholder, the Company will promptly deliver to the Stockholder a written statement as to whether it has complied with such requirements and, upon the Stockholder’s compliance with the applicable provisions of Rule 144 and its delivery of such documents and certificates as the Company’s transfer agent may reasonably request in connection therewith, will take such reasonable action as may be required (including using its reasonable efforts to cause legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Registrable Securities properly requested by the Stockholder, in accordance with the terms and conditions of Rule 144.

Section 9.     Miscellaneous.

(a)     Termination; Survival. The rights of the Stockholder under this Agreement shall terminate on the date that all of the Registrable Securities held by the Stockholder cease to be Registrable Securities. Notwithstanding the foregoing, the obligations of the parties under Section 7 and this Section 9 shall survive the termination of this Agreement.

(b)     Governing Law. This Agreement and any dispute, controversy or claim, whether sounding in contract or tort, arising out of or relating to this Agreement, shall be governed by and construed in accordance with the Laws of the State of Minnesota without regard to its principles of conflict of laws that could mandate the application of the laws of another jurisdiction.

(c)     Consent to Jurisdiction; Venue. Each party hereto irrevocably submits to the exclusive jurisdiction of the Courts of the State of Minnesota sitting in Hennepin County or, in the event that exclusive jurisdiction is vested with regard to any claim in the federal courts, any federal court sitting in Hennepin County in the State of Minnesota (any such court, a “Minnesota Court”), for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in a Minnesota Court, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(d)     Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein, and it supersedes all prior and contemporaneous agreements, representations and understandings of the parties, express or implied, oral or written.

(e)     Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by written agreement signed by the Company and the Stockholder.

(f)     Assignment. Except as set forth herein, the rights and obligations of each party under this Agreement shall not be assignable by such party (except by operation of law) without the prior, express written consent of the other party.

(g)     Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the legal representatives, heirs, successors and permitted assigns of the respective parties.

(h)     Expenses. All Registration Expenses incurred in connection with any registration statement under this Agreement shall be borne by the Company. All Selling Expenses shall be borne by the Stockholder. The obligation of the Company to bear all Registration Expenses shall apply irrespective of whether a registration statement becomes effective, is withdrawn or suspended, or converted to any other form of registration and irrespective of when any of the foregoing shall occur.

(i)     Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile and electronic transmission), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties to this Agreement. Electronic or facsimile signatures shall be deemed to be original signatures.

(j)     Severability. The parties agree that if any part, term or provision of this Agreement shall be found invalid, illegal or unenforceable in any respect by any court of law of competent jurisdiction, the remaining provisions shall be severable, valid and enforceable in accordance with their terms, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

(k)     Notices. Notice from a party to another party hereto relating to this Agreement shall be deemed effective if made in writing and delivered to the recipient’s address or facsimile number set forth below by any of the following means: (i) hand delivery, (ii) registered or certified mail, postage prepaid, with return receipt requested, (iii) any nationally recognized overnight courier service that provides proof of delivery, or (iv) facsimile with a confirmation and followed by regular mail or overnight courier service delivery of a copy thereof. Notice made in accordance with this paragraph shall be deemed delivered on receipt if delivered by hand or transmission if sent by facsimile with a confirmation of transmission, on the third Business Day after mailing if mailed by registered or certified mail, or the next Business Day after deposit with an overnight courier service if delivered for next day delivery.

If to the Stockholder, as follows:

To:	The Blake L. Sartini and Delise F. Sartini Family Trust

6595 S Jones Blvd
Las Vegas, NV 89118
Attn: Joe Stone
Fax: (702) 891-4289

With a copy (which shall not constitute notice) to:

Barry M. Clarkson

Latham & Watkins LLP

12670 High Bluff Drive

San Diego, CA 92130

Fax: (858) 523-5450

If to the Company, as follows:

To:	Golden Entertainment, Inc.

6595 S Jones Blvd
Las Vegas, NV 89118
Attn: Matthew Flandermeyer
Fax: (702) 891-4201

With a copy to:

Barry M. Clarkson

Latham & Watkins LLP

12670 High Bluff Drive

San Diego, CA 92130

Fax: (858) 523-5450

Any party may, from time to time, by written notice to the other parties, designate a different address, which shall be substituted for the one specified above for such party.

(l)     Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.

(m)     No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

PARENT:

GOLDEN ENTERTAINMENT, INC.

By: /s/ Matthew W. Flandermeyer
Name: Matthew W. Flandermeyer
Title: Chief Financial Officer

STOCKHOLDER:

THE BLAKE L. SARTINI AND DELISE F. SARTINI FAMILY TRUST

By: /s/ Blake L. Sartini
Name: Blake L. Sartini
Title: Trustee

By:  /s/ Delise F. Sartini
Name: Delise F. Sartini
Title: Trustee

[Signature Page to the Blake L. Sartini and Delise F. Sartini Family Trust Registration Rights Agreement]